EXHIBIT 10.1.23

FIRST WAIVER AND CONSENT UNDER THE SECOND AMENDED AND

RESTATED CREDIT AND GUARANTEE AGREEMENT

FIRST WAIVER AND CONSENT, dated April 12, 2005 (the “Agreement”), to and under the Second Amended and Restated Credit and Guarantee Agreement, dated as of June 1, 2004 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), among SMTC Corporation (“Holdings”), HTM Holdings, Inc. (the “Borrower”), SMTC Manufacturing Corporation of Canada (“SMTC-Canada”; together with the U.S. Borrower, the “Credit Parties”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Lehman Brothers Inc., as advisor, lead arranger and book manager, The Bank of Nova Scotia, as syndication agent, Lehman Commercial Paper Inc., as general administrative agent (in such capacity, the “General Administrative Agent”), Lehman Commercial Paper Inc., as collateral monitoring agent, and General Electric Capital Corporation, as documentation agent.

WITNESSETH:

WHEREAS, Holdings and the Borrowers requested that the Lenders agree to waive certain of the provisions of the Credit Agreement upon the terms and subject to the conditions set forth below; and

WHEREAS, the Required Lenders have consented to the requested waivers in the manner set forth below;

NOW, THEREFORE, in consideration of the premises and the material covenants herein contained, the parties hereto hereby agree as follows:

1. Defined Terms. Defined terms used and not otherwise defined in this Agreement shall have the meanings given to them in the Credit Agreement.

2. Waiver of Defaults or Events of Default. (a) The Lenders hereby waive, for the period from the Effective Date (as defined below) through April 15, 2005, the Defaults and Events of Default arising by reason of (a) the failure of Holdings and the Borrowers to comply with the provisions of Section 10.1(a) of the Credit Agreement for any period prior to the Effective Date (as defined below), (b) any representation and warranty made by any Borrower, in connection with any extension of credit under the Credit Agreement prior to the Effective Date, to the effect that no Default or Event of Default had occurred by reason of the failure of Holdings and the Borrowers to comply with the provisions of Section 10.1(a) of the Credit Agreement or (c) any failure of Holdings or any Borrower to give notice under the Credit Agreement of the failure of Holdings and the Borrowers to comply with the provisions of Section 10.1(a) of the Credit Agreement.

(b) No waiver of this Agreement, the Credit Agreement or the other Loan Documents shall be binding unless executed in writing by the party bound thereby. No waiver of any provision of this Agreement shall constitute a waiver of any other provision nor shall any waiver or any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

3. Effectiveness. This Agreement shall become effective on the date of satisfaction of the following conditions precedent (the “Effective Date”):

(a)	The General Administrative Agent shall have received counterparts of this Agreement, duly executed and delivered by Holdings and each of the Borrowers;

(b)	The General Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto (“Lender Consent Letters”), from Lenders constituting the Required Lenders;

(c)	The General Administrative Agent shall have received an executed Acknowledgment and Consent in the form set forth at the end of this Agreement, from each Loan Party other than the Borrowers;

(d)	All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the General Administrative Agent; and

(e)	The Lenders and the General Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented, on or before the Effective Date.

4. Representations and Warranties. (a) After giving effect to the waiver contained herein, on the Effective Date, Holdings and each of the Borrowers hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided that each reference in such Section 8 to “this Agreement” shall be deemed to be a reference both to this Agreement and to the Credit Agreement as amended and modified by this Agreement.

(b)	Each of the Borrowers hereby represents and warrants that as of March 31, 2005, the aggregate principal outstanding balance of (i) the Tranche A Term Loans is $13,333,333.34 and (ii) the Tranche B Term Loans is $12,997,267.76. The obligation of each of the Loan Parties to repay the Term Loans, together with all interest and fees accrued thereon, is absolute and unconditional, and such obligations are secured pursuant to a perfected security interest in the assets of the Loan Parties in accordance with the terms of the Loan Documents, and there exists no right of set off or recoupment, counterclaim or defence of any nature whatsoever to payment of the Loans.

5. Continuing Effect; No Other Waivers or Amendments. Except as expressly waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

6. No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Agreement.

7. Counterparts. This Agreement may be executed in any number of counterparts by the parties hereto, each of which shall be an original, and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

8. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the state of New York.

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[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SMTC CORPORATION

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

HTM HOLDINGS, INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

SMTC MANUFACTURING CORPORATION OF CANADA

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President

LEHMAN COMMERCIAL PAPER INC., as General Administrative Agent

By:	/s/ Frank P. Turner
Name:	Frank P. Turner
Title:	Vice President

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned parties to the Second Amended and Restated Guarantee and Collateral Agreement, dated as of June 1, 2004, as amended, supplemented or otherwise modified from time to time, made by the undersigned in favor of Lehman Commercial Paper Inc., as General Administrative Agent, for the benefit of the Lenders, hereby (a) consents to the transactions contemplated by the First Waiver and Consent to and under the Second Amended and Restated Credit and Guarantee Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests contained in such Second Amended and Restated Guarantee and Collateral Agreement and in the other Security Documents are, and shall remain, in full force and effect after giving effect to the Ninth Waiver and all prior modifications to the Second Amended and Restated Credit and Guarantee Agreement.

SMTC MANUFACTURING CORPORATION OF CALIFORNIA
SMTC MANUFACTURING CORPORATION OF COLORADO
SMTC MANUFACTURING CORPORATION OF MASSACHUSETTS
SMTC MANUFACTURING CORPORATION OF NORTH CAROLINA
SMTC MANUFACTURING CORPORATION OF TEXAS
SMTC MANUFACTURING CORPORATION OF WISCONSIN
SMTC MEX HOLDINGS, INC. QUALTRON, INC.

By:	/s/ John Caldwell
Name:	John Caldwell
Title:	President